QCM Absolute Return Fund

Supplement to Prospectus dated November 21, 2005

Elimination of Sales Charge :

Effective April 3, 2006, the QCM Absolute Return Fund eliminated the sales charge imposed on shareholder purchases and the contingent deferred sales charge on purchases. As a result, the table below replaces in its entirety the table and expense example on page 8 of the prospectus:

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[3]	0.84%
Total Annual Fund Operating Expenses	2.34%
Fee Waiver and Expense Reimbursement[4]	0.09%
Net Annual Fund Operating Expenses	2.25%

1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased.

3 Based on estimated amounts for the initial fiscal year.

4 The advisor contractually has agreed to waive its management fee and/or reimburse expenses to the extent necessary to maintain Net Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 2.25% of the Fund’s average daily net assets through October 31, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.25% expense limitation.

Example:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in shares of the Fund for the time periods indicated, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$228	$713

As a result, the information in the section Sales Charges on pages 10 through 12 of the prospectus, the section Contingent Deferred Sales Charge on page 13 and any reference to the contingent deferred sales charge in How to Redeem Shares on page 14 is eliminated.

Line of Credit

The Fund has established a line of credit with its custodial bank (the “Custodian”), pursuant to which the Fund will be permitted to borrow funds from the Custodian, on a temporary basis, to meet share redemption requests in circumstances in which the Fund’s advisor determines that temporary borrowings are preferable to liquidating portfolio securities; provided that, such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. The Fund’s borrowing activities may cause the price of its shares to be more volatile than if the Fund did not borrow money. In addition, the Fund will incur additional costs as a result of its borrowing, including interest on borrowed money, together with additional fees to establish and maintain the line of credit.

This Supplement, and the Fund’s Prospectus dated November 21, 2005, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated November 21, 2005, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at 1-866-726-0044.

This Supplement is date April 4, 2006